SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2000

COMMISSION FILE NUMBER 0-7570

Delaware	CANANDAIGUA BRANDS, INC. and its Subsidiaries:	16-0716709
New York	Batavia Wine Cellars, Inc.	16-1222994
New York	Canandaigua Wine Company, Inc.	16-1462887
New York	Canandaigua Europe Limited	16-1195581
England and Wales	Canandaigua Limited	98-0198402
New York	Polyphenolics, Inc.	16-1546354
New York	Roberts Trading Corp.	16-0865491
Netherlands	Canandaigua B.V.	98-0205132
California	Simi Winery, Inc.	94-2244918
Delaware	Franciscan Vineyards, Inc.	94-2602962
New York	SCV-EPI Vineyards, Inc.	16-1568478
California	Allberry, Inc.	68-0324763
California	Cloud Peak Corporation	68-0324762
California	M.J. Lewis Corp.	94-3065450
California	Mt. Veeder Corporation	94-2862667
Delaware	Barton Incorporated	36-3500366
Delaware	Barton Brands, Ltd.	36-3185921
Maryland	Barton Beers, Ltd.	36-2855879
Connecticut	Barton Brands of California, Inc.	06-1048198
Georgia	Barton Brands of Georgia, Inc.	58-1215938
Illinois	Barton Canada, Ltd.	36-4283446
New York	Barton Distillers Import Corp.	13-1794441
Delaware	Barton Financial Corporation	51-0311795
Wisconsin	Stevens Point Beverage Co.	39-0638900
Illinois	Monarch Import Company	36-3539106
Georgia	The Viking Distillery, Inc.	58-2183528
(State or other jurisdiction of incorporation or organization)	(Exact name of registrant as specified in its charter)	(I.R.S. Employer Identification No.)

 300 WillowBrook Office Park, Fairport, New York 14450
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (716) 218-2119

________________________________________________________
(Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

        Canandaigua Brands, Inc. released the following information on January 4, 2000 regarding its third quarter 2000 results:

CANANDAIGUA BRANDS REPORTS RECORD THIRD QUARTER RESULTS

Fairport, New York, January 4, 2000 - Canandaigua Brands, Inc. (NYSE: CDB and CDB.B), today reported earnings per share on a diluted basis of $1.60 for the three months ended November 30, 1999 ("Third Quarter 2000"), an increase of 45 percent over earnings per share of $1.10 for the three months ended November 30, 1998 ("Third Quarter 1999").
        Richard Sands, Chairman and Chief Executive Officer of Canandaigua Brands, said, "The excellent results we posted in the quarter reflect the aggressive efforts we made throughout the 1990's to expand the breadth and depth of our brand portfolio. We had solid contributions across the entire Company in the third quarter. Our spirits, fine wine and U.K. drinks businesses performed particularly well this quarter. With the enviable mix of high growth and strong cash flow businesses we've put together, Canandaigua Brands is in an excellent position to continue to grow profits as we enter the year 2000."

Consolidated Results
        Net sales reached $662 million in Third Quarter 2000, a 76 percent increase over Third Quarter 1999. Most of the sales growth resulted from the acquisitions completed between December 1998 and June 1999. Net sales for the nine months ended November 30, 1999 ("Nine Months 2000"), reached $1.8 billion, a 75 percent increase as compared to the nine months ended November 30, 1998 ("Nine Months 1999").
        Gross profit rose to $210 million from $116 million in Third Quarter 1999, an increase of $94 million, or 81 percent. The improvement in gross profit was primarily related to sales from the acquisitions and increased beer and wine sales. As a percent of net sales, gross profit reached 31.7 percent in Third Quarter 2000, as compared to 30.8 percent in Third Quarter 1999. The increase in the gross margin resulted primarily from price increases taken in the Company's imported beer business and the acquisition of high-margin spirits and fine wine products. Gross profit and gross profit margin for Nine Months 2000 were $555 million and 30.6 percent, respectively, compared to $311 million and 30.0 percent in Nine Months 1999.
        Selling, general and administrative expenses reached $132 million in Third Quarter 2000, a 79 percent increase from $74 million in Third Quarter 1999. The majority of the increase resulted from the addition of the businesses acquired since December 1998. Selling, general and administrative expenses for Nine Months 2000 increased to $368 million from $203 million in Nine Months 1999.
        Operating income increased to $77 million for Third Quarter 2000 from $42 million in Third Quarter 1999. For Nine Months 2000, operating income was $181 million, compared to $108 million in Nine Months 1999. Net interest expense reached $28 million, an increase of $20 million from Third Quarter 1999. The increase in interest expense resulted from approximately $950 million in additional net borrowings associated primarily with the acquisitions the Company made between December 1998 and June 1999. Net interest expense for Nine Months 2000 was $78 million, up from $24 million in Nine Months 1999.
        As a result of these factors, net income reached $30 million in Third Quarter 2000, a 48 percent increase compared with net income of $20 million in Third Quarter 1999. Earnings per diluted share for Third Quarter 2000 were $1.60, a 45 percent increase over earnings of $1.10 in Third Quarter 1999. Net income and earnings per diluted share for Nine Months 2000 were $62 million and $3.34, respectively, versus $50 million and $2.65 for Nine Months 1999.
        For financial analysis purposes only, the Company's earnings before interest, taxes, depreciation and amortization ("EBITDA") were $94 million in Third Quarter 2000, an increase of $43 million over EBITDA of $51 million in Third Quarter 1999. EBITDA for Nine Months 2000 totaled $232 million, an increase of $98 million over EBITDA of $134 million for Nine Months 1999. (EBITDA should not be construed as an alternative to operating income or net cash flow from operating activities and should not be interpreted as an indication of operating performance or as a measure of liquidity.)

Barton Results
        Net sales for Barton for Third Quarter 2000 were $215 million, a 21 percent increase as compared to Third Quarter 1999. Beer sales grew by four percent as a result of price increases for most of the Company's beer brands. The Company believes that unit volume growth was adversely impacted during the quarter by wholesaler and retailer inventory build-up in prior quarters in advance of the price increases. While the longer-term impact of the price increases is difficult to determine at this time, recent wholesaler depletion and retail sales data reflect more robust growth than initially occurred following the price increases.
        Spirits sales increased by 65 percent, with much of the increase related to sales associated with the acquisition of spirits brands that was completed in April 1999. Excluding the acquired brands, unit volume of the Company's spirits brands grew by six percent in Third Quarter 2000. The acquired brands grew by 22 percent as compared with volume sold by their previous owner in the prior year.
        Operating income grew by 50 percent in Third Quarter 2000 to $41 million, led by the addition of profits from the spirits acquisition.
        Barton's net sales and operating income increased to $666 million and $115 million, respectively, for Nine Months 2000.

Canandaigua Wine Results
        Net sales for Canandaigua Wine for Third Quarter 2000 increased five percent to $207 million. Most of the increase resulted from bulk wine sales. Branded wine sales and unit volume grew slightly compared to the prior year.
        Operating income of $19 million in Third Quarter 2000 increased slightly as compared to Third Quarter 1999, as the Company continued to invest in initiatives to build market share.
        Net sales and operating income for Nine Months 2000 were $541 million and $35 million, respectively. Excluding a nonrecurring charge of approximately $3 million, operating income for Nine Months 2000 increased to $37 million, up four percent from the prior year.

Matthew Clark Results
        The Company acquired control of Matthew Clark in December 1998. On a pro forma basis, Matthew Clark unit volume increased by 10 percent in Third Quarter 2000 as compared to the prior year. Net sales and operating income for Matthew Clark operations were $214 million and $15 million, respectively, in Third Quarter 2000, and $564 million and $35 million, respectively, for Nine Months 2000.

Franciscan Results
        The Company completed the acquisitions of Franciscan Estates and Simi Winery in June 1999, both of which are being managed and reported together as the Franciscan fine wine division of the Company. On a pro forma basis combining the Franciscan Estates and Simi acquisitions, unit volume grew by 30 percent in Third Quarter 2000 versus the prior year. Franciscan had net sales of $27 million and operating income of $6 million in Third Quarter 2000. Net sales and operating income for Nine Months 2000 were $45 million and $8 million, respectively.

        Canandaigua Brands, Inc., headquartered in Fairport, New York, is a leader in the production, marketing and distribution of beverage alcohol products in North America and the United Kingdom. The Company markets more than 180 premier brands, including imported beers, wines, spirits, cider and bottled water, and is a leading drinks wholesaler in the United Kingdom. Canandaigua Brands can be found on the Internet at www.cbrands.com.

CONSOLIDATED FINANCIAL STATEMENTS FOLLOW

CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	November 30, 1999	February 28, 1999
	(unaudited)	(audited)
ASSETS
CURRENT ASSETS:
Cash and cash investments	$ 24,667	$ 27,645
Accounts receivable, net	402,128	260,433
Inventories, net	677,363	508,571
Prepaid expenses and other current assets	67,084	59,090
Total current assets	1,171,242	855,739
PROPERTY, PLANT AND EQUIPMENT, net	561,397	428,803
OTHER ASSETS	800,356	509,234
Total assets	$ 2,532,995	$ 1,793,776

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Notes payable	$ 114,391	$ 87,728
Current maturities of long-term debt	40,249	6,005
Accounts payable	182,971	122,746
Accrued excise taxes	46,028	49,342
Other accrued expenses and liabilities	256,729	149,451
Total current liabilities	640,368	415,272
LONG-TERM DEBT, less current maturities	1,253,863	831,689
DEFERRED INCOME TAXES	113,609	88,179
OTHER LIABILITIES	27,860	23,364
STOCKHOLDERS' EQUITY	497,295	435,272
Total liabilities and stockholders' equity	$ 2,532,995	$ 1,793,776

CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Three Months Ended November 30, 1999 (unaudited)	Three Months Ended November 30, 1998 (unaudited)	Percent Change
Gross sales	$864,075	$494,033	74.9%
Net sales	$661,520	$375,586	76.1%
Cost of product sold	(451,833)	(259,891)	73.9%
Gross profit	209,687	115,695	81.2%
Selling general and administrative expenses	(132,309)	(73,775)	79.3%
Operating income	77,378	41,920	84.6%
Interest expense, net	(27,544)	(7,748)	255.5%
Income before income taxes	49,834	34,172	45.8%
Provision for income taxes	(19,934)	(14,011)	42.3%
Net income	$29,900	$20,161	48.3%

Earnings per common share:
Basic	$1.65	$1.13	46.0%
Diluted	$1.60	$1.10	45.5%

Weighted average common shares outstanding:
Basic	18,083	17,892	1.1%
Diluted	18,651	18,325	1.8%

Segment Information:
Net sales:
Barton
Beer	$134,155	$128,810	4.1%
Spirits	80,548	48,827	65.0%
Net sales	$214,703	$177,637	20.9%
Canandaigua Wine
Branded	$182,190	$181,693	0.3%
Other	24,925	14,731	69.2%
Net sales	$207,115	$196,424	5.4%
Matthew Clark
Branded	$101,708	$-	N/A
Wholesale	112,049	-	N/A
Net sales	$213,757	$-	N/A
Franciscan	$27,473	$-	N/A
Corporate Operations and Other	$1,233	$1,525	-19.1%
Intersegment eliminations	$(2,761)	$-	N/A
Consolidated net sales	$661,520	$375,586	76.1%

Operating Income:
Barton	$41,380	$27,667	49.6%
Canandaigua Wine	18,850	18,433	2.3%
Matthew Clark	15,193	-	N/A
Franciscan	5,991	-	N/A
Corporate Operations and Other	(4,036)	(4,180)	-3.4%
Consolidated operating income	$77,378	$41,920	84.6%

CANANDAIGUA BRANDS, INC., AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)

	Nine Months Ended November 30, 1999 (unaudited)	Nine Months Ended November 30, 1998 (unaudited)	Percent Change
Gross sales	$2,383,909	$1,374,183	73.5%
Net sales	$1,813,269	$1,037,900	74.7%
Cost of product sold	(1,258,332)	(726,908)	73.1%
Gross profit	554,937	310,992	78.4%
Selling general and administrative expenses	(368,130)	(202,561)	81.7%
Nonrecurring charges	(5,510)	-	N/A
Operating income	181,297	108,431	67.2%
Interest expense, net	(78,219)	(23,700)	230.0%
Income before income taxes	103,078	84,731	21.7%
Provision for income taxes	(41,231)	(34,740)	18.7%
Net income	$61,847	$49,991	23.7%

Earnings per common share:
Basic	$3.43	$2.72	26.1%
Diluted	$3.34	$2.65	26.0%

Weighted average common shares outstanding:
Basic	18,023	18,412	-2.1%
Diluted	18,502	18,881	-2.0%

Segment Information:
Net sales:
Barton
Beer	$457,961	$388,739	17.8%
Spirits	207,697	143,426	44.8%
Net sales	$665,658	$532,165	25.1%
Canandaigua Wine
Branded	$477,361	$449,036	6.3%
Other	63,541	54,081	17.5%
Net sales	$540,902	$503,117	7.5%
Matthew Clark
Branded	$256,962	$-	N/A
Wholesale	306,802	-	N/A
Net sales	$563,764	$-	N/A
Franciscan	$44,610	$-	N/A
Corporate Operations and Other	$4,122	$2,618	57.4%
Intersegment eliminations	$(5,787)	$-	N/A
Consolidated net sales	$1,813,269	$1,037,900	74.7%

Operating Income:
Barton	$114,839	$82,287	39.6%
Canandaigua Wine	34,869	36,094	-3.4%
Matthew Clark	34,503	-	N/A
Franciscan	7,562	-	N/A
Corporate Operations and Other	(10,476)	(9,950)	5.3%
Consolidated operating income	$181,297	$108,431	67.2%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CANANDAIGUA BRANDS, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Senior Vice President and Chief Financial Officer

SUBSIDIARIES

BATAVIA WINE CELLARS, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Treasurer

CANANDAIGUA WINE COMPANY, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Treasurer

CANANDAIGUA EUROPE LIMITED

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Treasurer

CANANDAIGUA LIMITED

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Finance Director (Principal Financial Officer and Principal Accounting Officer)

POLYPHENOLICS, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President and Treasurer

ROBERTS TRADING CORP.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, President and Treasurer

CANANDAIGUA B.V.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Authorized Representative

SIMI WINERY, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, President and Treasurer

FRANCISCAN VINEYARDS, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President and Treasurer

SCV-EPI VINEYARDS, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President and Treasurer

ALLBERRY, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President and Treasurer

CLOUD PEAK CORPORATION

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President and Treasurer

M.J. LEWIS CORP.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President and Treasurer

MT. VEEDER CORPORATION

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President and Treasurer

BARTON INCORPORATED

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

BARTON BRANDS, LTD.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

BARTON BEERS, LTD.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

BARTON BRANDS OF CALIFORNIA, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

BARTON BRANDS OF GEORGIA, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

BARTON CANADA, LTD.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

BARTON DISTILLERS IMPORT CORP.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

BARTON FINANCIAL CORPORATION
Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

STEVENS POINT BEVERAGE CO.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

MONARCH IMPORT COMPANY

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

THE VIKING DISTILLERY, INC.

Dated: January 4, 2000	By:	/s/ Thomas S. Summer
Thomas S. Summer, Vice President

INDEX TO EXHIBITS

(1) UNDERWRITING AGREEMENT

Not Applicable.

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(4) INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24) POWER OF ATTORNEY

Not Applicable.

(27) FINANCIAL DATA SCHEDULE

Not Applicable.

(99) ADDITIONAL EXHIBITS

None